UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 10, 2017

Date of Report (Date of earliest event reported)

Caesars Entertainment Resort Properties, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-199393	46-3675913
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On May 10, 2017, Caesars Entertainment Corporation (“CEC”), the parent of Caesars Entertainment Resort Properties, LLC (“CERP”), issued a press release announcing the repricing of CERP’s approximately $2.4 billion senior secured term loan facility and the repricing of approximately $211 million of its approximately $270 million revolving credit facility. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this report by reference.

The closing of the repricing transaction is anticipated to occur during the week of May 8, 2017, subject to the negotiation and execution of definitive documentation and satisfaction of customary closing conditions.

Forward-Looking Statements

This filing includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts and by the use of words such as “may,” “will” or “anticipated” or the negative or other variations thereof or comparable terminology. In particular, they include statements relating to, among other things, the closing of the repricing transaction. These forward-looking statements are based on current expectations and projections about future events.

You are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance and results of CERP may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors, as well as other factors described from time to time in our reports filed with the SEC: our ability to negotiate definitive documentation and satisfy customary closing conditions relating to the repricing transaction and CEC’s ability to refinance certain of CERP’s outstanding high yield debt.

You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this filing. CERP undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being filed herewith:

Exhibit No.	Description

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT RESORT PROPERTIES, LLC

Date: May 10, 2017	By:	/s/ SCOTT E. WIEGAND
Name: Scott E. Wiegand
Title: Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release.